SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 30,
2000

                 D & E COMMUNICATIONS, INC.
 (Exact name of registrant as specified in its charter)

       Pennsylvania               00-20709      23-2837108
State or other jurisdiction    (Commission    (IRS Employer
Of incorporation)               File Number)   Ident. No.)

124 East Main Street, Ephrata, PA                  17560
(Address of principal executive office)          (Zip Code)

Registrant's telephone number, including area code
(717)733-4101

                               NA
(Former name or former address, if changes since last report)



Item 5.  Other Events.

     The press release of D & E Communications, Inc. dated
October 30, 2000 relating to the authorization of an open market stock repurchase program and attached hereto as Exhibit 99 is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

     The following exhibits are filed herewith:

     Exhibit
     Number                             Description

       99                       Press Release, dated October 30,
                                2000 of D & E Communications,
                                Inc.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             D & E COMMUNICATIONS, INC.


                             By:/s/ W. Garth Sprecher
                                 W. Garth Sprecher,
                                 Vice President and Secretary

Dated:  October 30, 2000







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